EXHIBIT 23


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

 As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 2-97934, No. 33-11415, No. 33-42974, No. 33-50723, No. 33-58633 and No. 333-11501.

                                              /s/ Arthur Andersen LLP


 Hartford, Connecticut
 March 27, 1998